SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-1402
(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)

22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of Lincoln Electric Holdings, Inc. dated July 18, 2003.

Item 9.      Regulation FD Disclosure.

On July 18, 2003, Lincoln Electric Holdings, Inc. issued a press release reporting its 2003 second quarter financial results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Items 9 and 12 to this Report on Form 8-K.

Item 12    Results of Operations and Financial Condition.

See Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC

Date: July 21, 2003	By: /s/ H. Jay Elliott H. Jay Elliott Senior Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Lincoln Electric Holdings, Inc. dated July 18, 2003.